Aston Funds

ASTON/River Road Independent Value Fund

Class N Shares and Class I Shares

Supplement dated January 8, 2013 to the Prospectus dated February 29, 2012 for Aston Funds (the “Prospectus”) and Summary Prospectus dated March 1, 2012 for the Fund (the “Summary Prospectus” and together with the Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement replaces the supplement dated August 31, 2012 and provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

Effective after net asset valuation on Friday, January 18, 2013 (the “Soft Close Date”), the ASTON/River Road Independent Value Fund (the “Fund”) is closed to new investors until further notice, with the following limited exceptions, where the exception processing is operationally feasible:

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Financial advisors and/or financial consultants who have clients invested in the Fund may open new accounts for current or new clients and add to such accounts, provided that the Fund determines that such investments will not harm its investment process.

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Financial advisors who have approved the inclusion of the Fund as an investment option for their clients and such inclusion was approved by the Fund prior to the Soft Close Date may designate the Fund as an investment option for their clients.

•	Participants in a retirement plan that includes the Fund as an investment option on the Soft Close Date may continue to designate the Fund as an investment option.

•	Trustees of Aston Funds, employees of Aston Asset Management, LP and River Road Asset Management, LLC and their immediate household family members may open new accounts and add to such accounts.

The Fund reserves the right to make additional exceptions, to limit the above exceptions or otherwise to modify the foregoing closure policy at any time and to reject any investment for any reason.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

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